UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2005

KRATON Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Polymer Holdings LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, 13th Floor, North Tower Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-204-5400

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In a press release issued on September 14, 2005, KRATON Polymers LLC (KRATON) announced the appointment of Raymond K. Guba, age 45, as Chief Financial Officer and Vice President of KRATON and Polymer Holdings LLC. A copy of the press release is included in Item 9.01 of this Form 8-K.

Mr. Guba has been appointed Chief Financial Officer and Vice President and will join KRATON on October 24, 2005. He will be responsible for the finance and IT groups.

From 1999 to September 2005, Mr. Guba was employed by GE Energy, a General Electric Co. subsidiary as Chief Financial Officer for their Installations and Field Services business. From 1986 to 1999 Mr. Guba held a variety of roles with increasing responsibility within the General Electric family of companies. Prior to joining General Electric, Mr. Guba was a staff accountant for Price Waterhouse. Mr. Guba began his career at Dropkin & Kitrosser, CPAs in 1981 as a staff accountant. Mr. Guba earned a Bachelor's Degree in both Economics and English at Rutgers State University.

KRATON and Mr. Guba are currently negotiating an employment agreement and at present no contracts regarding his employment have been executed.

A copy of the press release announcing the appointment of Mr. Guba is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated September 14, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON Polymers LLC

September 16, 2005	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

Polymer Holdings LLC

September 16, 2005	By:	Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 14, 2005.